UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 4, 2016

ATMEL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-19032	77-0051991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 Technology Drive

San Jose, CA 95110

(Address of principal executive offices, including zip code)

(408) 441-0311

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

Atmel Corporation (“Atmel”) is filing this Current Report on Form 8-K in connection with the completion of the acquisition of Atmel by Microchip Technology Incorporated (“Microchip”), pursuant to the Agreement and Plan of Merger, dated as of January 19, 2016 (the “Merger Agreement”), by and among Atmel, Microchip, and Hero Acquisition Corporation, a wholly owned subsidiary of Microchip (“Merger Sub”). Atmel and Microchip previously announced entry into the Merger Agreement on January 20, 2016. The Merger Agreement was adopted by Atmel’s stockholders at a special meeting held on April 1, 2016.

Item 2.01     Completion of Acquisition or Disposition of Assets.

At the effective time on April 4, 2016 (the “Effective Time”), Merger Sub merged with and into Atmel, with Atmel as the surviving corporation (the “Merger”). At the Effective Time,

(a)	each share of Atmel common stock that was issued and outstanding immediately prior to the consummation of the Merger (except for Atmel common stock held by Microchip, Atmel and their respective subsidiaries and except for dissenting shares) was canceled and converted into the right to receive (i) $7.00 in cash in United States dollars, without interest, (ii) 0.0237 shares of Microchip common stock (clauses (i) and (ii) together, the “Merger Consideration”), and (iii) cash in lieu of fractional shares of Microchip common stock; and

(b)	each outstanding restricted stock unit, deferred stock unit, performance-based restricted stock unit or similar right with respect to Atmel common stock (including “performance share awards” denominated in restricted stock units) (each, an “Atmel Unit”) that was held by an individual who continued in service with Microchip at the Effective Time was assumed by Microchip and converted into equivalent awards in respect of shares of Microchip common stock using a customary exchange ratio intended to provide value in respect of the Atmel Unit equivalent to the Merger Consideration as of the Effective Time.

Each outstanding option to purchase shares of Atmel common stock (each, an “Atmel Option”), whether vested or not, was accelerated and became vested and exercisable in full contingent on the occurrence of the Effective Time. Atmel Options that were not exercised voluntarily were automatically “net-exercised,” and the former holders of those Atmel Options were issued the net number of shares of Atmel common stock resulting from the “net exercise,” and the former holders of those Atmel Options are entitled to receive the Merger Consideration in respect of these shares of Atmel common stock. All Atmel Options with an exercise price greater than the Merger Consideration were cancelled at the Effective Time for no consideration. No former Atmel Options remain outstanding.

A total of approximately $2,997,749,187 in cash and 10,081,807 shares of Microchip common stock is expected to be paid as consideration for the Merger.

The foregoing description of the terms set forth in the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, a copy of which was attached as Exhibit 2.1 to Atmel’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 20, 2016 and incorporated herein by reference.

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the completion of the Merger, on April 4, 2016, Atmel notified the NASDAQ Stock Market (“NASDAQ”) that the Merger was completed and each share of Atmel common stock issued and outstanding immediately prior to the Effective Time (except for Atmel common stock held by Microchip, Atmel and their respective subsidiaries and except for dissenting shares) was converted into the right to receive the Merger Consideration, and requested that NASDAQ file with the SEC a notification on Form 25 to delist Atmel common stock. As of the close of business on April 4, 2016, Atmel common stock, which traded under the symbol “ATML,” ceased trading on, and is being delisted from, NASDAQ. Additionally, Atmel intends to file with the SEC a certification and notice of termination on Form 15 with respect to Atmel common stock, requesting that such stock be deregistered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and that the reporting obligations of Atmel with respect to Atmel common stock under Sections 13(a) and 15(d) of the Exchange Act be suspended.

Item 3.03     Material Modification to Rights of Security Holders.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 3.03.

Item 5.01     Changes in Control of Registrant.

Pursuant to the terms of the Merger Agreement, at the Effective Time, a change in control of Atmel occurred, and Atmel is now a wholly-owned subsidiary of Microchip, as described in Item 2.01 of this Current Report on Form 8-K. The aggregate merger consideration to be paid by Microchip for all outstanding shares of Atmel common stock in connection with the Merger is approximately $2,977,749,187 in cash and 10,081,807 shares of Microchip common stock. The Merger Consideration will be paid by Microchip from its cash on hand and shares of its authorized common stock.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated herein by reference in response to this Item 5.01.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the then-current directors and officers of Atmel ceased to be directors or officers, as applicable, of Atmel, and the directors and officers of Merger Sub immediately prior to the effective time of the Merger became the directors and officers of Atmel.

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, the certificate of incorporation of Atmel was restated in its entirety, and the bylaws of Merger Sub in effect immediately prior to the Effective Time became the bylaws of Atmel.

Atmel’s certificate of incorporation and bylaws, as of the Effective Time, are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Atmel Corporation
3.2	Bylaws of Atmel Corporation
3.3	Certificate of Amendment of Bylaws

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	April 4, 2016	ATMEL CORPORATION

		By:	/s/ J. Eric Bjornholt
J. Eric Bjornholt
Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Atmel Corporation
3.2	Bylaws of Atmel Corporation
3.3	Certificate of Amendment of Bylaws

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